              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-4
                        AGREEMENT DATED NOVEMBER 1, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT

---------------------------------------------------------------------------------------
                                   Principal      Current      Principal      Principal
                  Original       Balance Before     Pass      Remittance       Carry
      Class      Face Value       Distribution    Through  (Including Turbo)   Forward
---------------------------------------------------------------------------------------
       A-1       100,750,000.00   94,955,985.29    6.12%  4,088,205.31          0.00
       A-2        37,740,000.00   37,740,000.00    6.14%          0.00          0.00
       A-3        50,270,000.00   50,270,000.00    6.28%          0.00          0.00
       A-4        27,520,000.00   27,520,000.00    6.45%          0.00          0.00
       A-5        37,100,000.00   37,100,000.00    6.53%          0.00          0.00
       A-6        56,620,000.00   56,620,000.00    6.87%          0.00          0.00
       A-7        44,340,000.00   44,340,000.00    7.09%          0.00          0.00
       A-8        21,950,000.00   21,950,000.00    7.31%          0.00          0.00
   Certificates   23,710,000.00   23,710,000.00    7.60%          0.00          0.00
        R                  0.00    3,897,703.03    0.00%          0.00          0.00

---------------------------------------------------------------------------------------
      Totals     400,000,000.00  398,103,688.32           4,088,205.31
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                 Interest
                  Interest        Carry        Total        Over     Allocated     Ending          Pool
      Class       Remittance     Forward   Distribution  Collateral.   Losses      Balance        Factor
-------------------------------------------------------------------------------------------------------------
       A-1        484,275.52        0.00   4,572,480.83          0.00   0.00   90,867,779.98   90.191345%
       A-2        193,103.00        0.00     193,103.00          0.00   0.00   37,740,000.00  100.000000%
       A-3        263,079.67        0.00     263,079.67          0.00   0.00   50,270,000.00  100.000000%
       A-4        147,920.00        0.00     147,920.00          0.00   0.00   27,520,000.00  100.000000%
       A-5        201,885.83        0.00     201,885.83          0.00   0.00   37,100,000.00  100.000000%
       A-6        324,149.50        0.00     324,149.50          0.00   0.00   56,620,000.00  100.000000%
       A-7        261,975.50        0.00     261,975.50          0.00   0.00   44,340,000.00  100.000000%
       A-8        133,712.08        0.00     133,712.08          0.00   0.00   21,950,000.00  100.000000%
   Certificates   150,163.33        0.00     150,163.33          0.00   0.00   23,710,000.00  100.000000%
        R               0.00        0.00           0.00  2,503,706.04   0.00    6,401,409.07    0.000000%

---------------------------------------------------------------------------------------------------------
      Totals    2,160,264.43               6,248,469.74                       396,519,189.05
---------------------------------------------------------------------------------------------------------

AMOUNTS PER 1,000                       Principal
                                      Balance Before  Principal     Interest       Total         End
      CLASS              CUSIP         Distribution   Remittance   Remittance   Distribution   Balance
       A-1            337925 AK7          942.491169   40.577720       4.806705   45.384425    901.913449
       A-2            337925 AL5         1000.000000    0.000000       5.116667    5.116667   1000.000000
       A-3            337925 AM3         1000.000000    0.000000       5.233333    5.233333   1000.000000
       A-4            337925 AT8         1000.000000    0.000000       5.375000    5.375000   1000.000000
       A-5            337925 AN1         1000.000000    0.000000       5.441667    5.441667   1000.000000
       A-6            337925 AP6         1000.000000    0.000000       5.725000    5.725000   1000.000000
       A-7            337925 AQ4         1000.000000    0.000000       5.908333    5.908333   1000.000000
       A-8            337925 AR2         1000.000000    0.000000       6.091667    6.091667   1000.000000
   Certificates       337925 AS 0        1000.000000    0.000000       6.333333    6.333333   1000.000000

          Original weighted average sercurities rate =             6.57%
          Current weighted average sercurities rate =              6.57%


          Determination Date                                02/03/96
          Distribution Date                                 02/10/96

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-4
                        AGREEMENT DATED NOVEMBER 1, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT
-------------------------------------------------------------------------------


Available Collection Amount                                                                                            6,467,198.70

COLLECTIONS ON THE MORTGAGE LOANS:

                                                                                    Interest           Principal              Total
                                                                                    --------           ---------              -----
Scheduled Monthly Payments                                                      3,527,039.18          482,558.49       4,009,597.67
Recovery of Delinquent Scheduled Payments                                         809,385.41          212,092.16       1,021,477.57
Principal Prepayments                                                             379,451.15          946,657.17       1,326,108.32
Repurchases                                                                            (0.02)         (56,894.61)        (56,894.63)
FHA Claims                                                                              0.00                0.00               0.00
Foreclosure Collections                                                                 0.00                0.00               0.00
Prefunding Account Withdrawal                                                           0.00               86.06              86.06

Total                                                                           4,715,875.72        1,584,499.27       6,300,374.99

FEES:

Servicing Fee                                                                                                            217,874.83
Trustee Fee                                                                                                                1,162.00
Custodian Fee                                                                                                              3,486.00
Certificate Guaranty Insurance                                                                                                 0.00
Owner Trustee Fee                                                                                                              0.00

Total Fees:                                                                                                              222,522.83

OVERCOLLATERALIZATION INFORMATION:

Original Overcollateralization Amount                                                                                          0.00
Current Overcollateralization Amount                                                                                   6,401,409.07
Interim Required Overcollaterlization Amount                                                                          16,000,000.00
Required Overcollaterlization Amount                                                                                  29,000,000.00
Current Credit Support Multiple                                                                                                1.00
Is Due Period a Step Down Date?                                                                                                  No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                                      13,000,000.00
Current Reserve Fund Balance                                                                                          13,000,000.00
Reserve Fund Requirement                                                                                              13,000,000.00

AMOUNT IN PREFUNDING ACCOUNT:                                                                                                  0.00

CAPITAL ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                                             0.00
Amount to be Disbursed from Capitalized Interest
Account to Note Distribution Account                                                                                     153,820.10

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                                                   225
Ending Weighted Average Remaining Maturity                                                                                      224
Beginning Weighted Average Coupon                                                                                            14.513%
Ending Weighted Average Coupon                                                                                               14.525%
Beginning Number of Loans                                                                                                    12,164
Ending Number of Loans                                                                                                       13,815
Beginning Unpaid Principle Balance of Home Loans                                                                     348,599,720.79
Ending Unpaid Principle Balance of Home Loans                                                                        396,519,189.05
Loans Paid in Full                                                                                                                0

DELINQUENCIES:
                                                                                     #             $                    % of $
                                                                                     -             -                    ------
30-59 Days                                                                          94        2,646,646.00              0.6675%
60-89 Days                                                                          58        1,565,421.40              0.3948%
Over 90                                                                             20          540,484.77              0.1363%
Total                                                                              172        4,752,552.17              1.1986%
LIQUIDATED LOANS:
                                                                               Principal            Interest
                                                                               ---------            --------
Liquidation Proceeds                                                              0.00                0.00
Write-Offs                                                                        0.00                0.00
Net Losses                                                                        0.00                0.00

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Principal and Interest                                          6,300,374.99
Cap Interest Release                                              153,820.10
Guaranteed Payment                                                      0.00
Reserve Account Withdrawals                                             0.00
Collection Account Withdrawals/Collection Account Earnings         13,003.61
                                                                ------------
Total Deposits                                                  6,467,198.70
Note Distribution Account earnings                                  3,793.87
                                                                ------------
Note Distribution Account balance                               6,470,992.57

WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                          Remaining Balance
                                                                          -----------------
                                               ServIcing Fee      217,874.83   6,253,117.74
                                  Guaranty Insurance Premium            0.00   6,253,117.74
                                       Indenture Trustee Fee        1,162.00   6,251,955.74
                                           Owner Trustee Fee            0.00   6,251,955.74
                                               Custodian Fee        3,486.00   6,248,469.74
                   Noteholders Interest Distributable Amount    2,010,101.10   4,238,368.64
                      Regular Principal Distributable Amount    1,584,499.27   2,653,869.37
             Excess Spread to Class A-1 note as a part of the   2,503,706.04     150,163.33
          Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date

             Certificateholder Interest Distributable Amount      150,163.33          (0.00)
            Certificateholder Principal Distributable Amount            0.00          (0.00)
                     Securities Insurer Reimbursement Amount            0.00          (0.00)
                      OverCollateralization Reduction Amount            0.00          (0.00)
                                 Reimbured Servcing Advances            0.00          (0.00)

Principal Collections                                           1,584,499.27
Interest Collections                                            4,715,875.72
                                                                ------------
WIRE FROM FFI TO FIRST TRUST                                    6,300,374.99

RESERVE ACCOUNT:

Beginning balance                                                        13,000,000.00
Current deposits                                                                  0.00
Current earnings                                                             55,528.05
Withdraw of excess reserve account amount to residual interest holders       55,528.05
Ending balance                                                           13,000,000.00


CAPITALIZED INTEREST:
---------------------

Beginning balance:                                                          117,665.84

Plus Account earnings posted in due period                                      587.71
     Prefunding account earnings posted in due period                       109,728.33

Less amount to be released to residual interest                              74,161.78
Holder on Dec. 10 pursuant to section 5.04(d)

Less amount to be distributed to note distribution                          153,820.10
Account on Dec. 6 required by section 5.04(a)

Ending balance on distribution date                                               0.00
Capitalized interest acct requirement (projected interest shortfall)              0.00


PREFUNDING ACCOUNT:
-------------------

Beginning balance                                                        49,560,902.82

Less draw for first funding                                              49,560,816.76

Less amount to be distributed to note distribution                               86.06
Account required by section 5.03 (c)

Less amount to be distributed to certificate distribution                         0.00
Account required by section 5.03 (c)

Ending balance                                                                    0.00